PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET	PROPERTY AND EQUIPMENT, NET
Property and equipment, net at December 31, 2025 and 2024, respectively, consists of:

	December 31, 2025	December 31, 2024
Computers and software	$4,211	$4,208
Furniture and fixtures	1,286	1,291
Machinery and equipment	3,442	14,011
Vehicles	—	173
Demonstration vehicles	720	800
Leasehold improvements	1,308	1,308
Construction in progress (1)	—	7,123
	$10,967	$28,914
Less - accumulated depreciation and amortization	(7,110)	(6,804)
Total	$3,857	$22,110

(1)     Construction in progress as of December 31, 2024, consisted of capitalized costs of production tooling, machinery and equipment related to the UK Launch Factory located in Coventry, United Kingdom and assembly facility located in the United States.

Depreciation expenses of property and equipment were $3,090, $3,182, and $2,255 for the years ended December 31, 2025, 2024, and 2023, respectively.

Throughout the years ended December 31, 2025 and 2024, a total cost of $330 and $208, respectively, and a total accumulated depreciation of $221 and $76, respectively, were disposed from the consolidated balance sheets.

During the year ended December 31, 2025, the Company identified events and changes in circumstances indicating that the carrying value of certain long-lived assets may not be recoverable and, accordingly, performed impairment assessments in accordance with ASC 360, as described in note 2 and note 15. Upon completion of such assessments, the Company impaired certain property, plants and equipment, including, but not limited to, machinery, equipment and assets under construction. For the year ended December 31, 2025, the Company recorded impairment charges of long-lived assets in the amount of $24,277, presented under other expenses.